Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Harmony Energy Technologies Corporation (the “Company”) on Form 10-K for the year ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Demin (Fleming) Huang, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature	Title	Date

/s/ Demin (Fleming) Huang	Chief Financial Officer,	March 31, 2023
Demin (Fleming) Huang